                                                                  EXHIBIT 10.4.4


                       AMENDMENT NO. 4 TO CREDIT AGREEMENT

                  AMENDMENT NO. 4, dated as of June 30, 2001 (this "Amendment") to Credit Agreement, by and among Private Business, Inc., a Tennessee corporation (the "Borrower"), the Lenders and Fleet National Bank, as the Initial Issuing Bank, the Swing Line Bank and the Administrative Agent.

                             PRELIMINARY STATEMENTS

                  (A) The Borrower, the Lenders and Fleet National Bank, as the Initial Issuing Bank, the Swing Line Bank and the Administrative Agent, are parties to the Credit Agreement, dated as of August 7, 1998 (as amended to the date hereof, the "Credit Agreement").

                  (B) The Borrower has requested that the Lenders consent to (i) the merger (the "Towne Merger") of Towne Acquisition Corporation, a Tennessee corporation and a wholly-owned subsidiary of the Borrower ("Merger Sub"), with and into Towne Services, Inc., a Georgia corporation ("Towne"), and (ii) the issuance of up to 40,032 shares of Series B Preferred Stock of the Borrower (the "Series B Preferred Stock") in connection with the Towne Merger.

                  (C) The Borrower has requested that the Lenders amend the Credit Agreement as more fully set forth below.

                  (D) The Administrative Agent and the Lenders are willing to consent to the Towne Merger and the issuance of up to 40,032 shares of Series B Preferred Stock and to amend the Credit Agreement on the terms and conditions set forth herein.

                  (E) The terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE 1. Consents to Towne Merger.

         Section 1.1. Notwithstanding the provisions of Section 6.4 of the Credit Agreement, the Lenders hereby consent to the Towne Merger.

         Section 1.2. Notwithstanding the provisions of Section 6.19 of the Credit Agreement, the Lenders hereby consent to the issuance by the Borrower of up to 40,032 shares of Series B Preferred Stock on the terms and conditions set forth in the Designations of Preferences, Limitations and Relative Rights attached as Exhibit A hereto.

         Section 1.3. The consents set forth in this Section 1 are subject to the satisfaction of each of the conditions precedent set forth in Section 5 of this Amendment and shall be limited precisely as written and shall not be deemed to (a) be a waiver, amendment or modification of any term or condition of the Credit Agreement or any other Loan Document, except as set forth in this Section 1 (subject to the terms and conditions set forth herein), or (b) prejudice any right, power or remedy which the Administrative Agent or any Lender Party now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

ARTICLE 2. Amendments to Credit Agreement.

         Section 2.1. Amendment. This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.

         Section 2.2. Amendments to Credit Agreement. Effective upon the satisfaction of the conditions precedent set forth in Article 4 hereof, the Credit Agreement is hereby amended as follows:

                  (a) The aggregate amount of the Revolving Credit Commitments are reduced from $10,000,000 to $7,500,000. The Revolving Credit Commitment of each Revolving Credit Lender shall be reduced pro rata such that the new Revolving Credit Commitment of each Revolving Credit Lender shall be as set forth below:

                                                                   Revolving
                  Revolving Credit Lender                      Credit Commitment
                  -----------------------                      -----------------
                  Fleet National Bank                            $3,409,090.91

                  Citizens Bank of Massachusetts                 $2,045,454.55

                  LaSalle Bank National Association              $1,363,636.37

                  Credit Lyonnais New York Branch                  $681,818.18

                  (b) Section 1.1 is amended by inserting the following as a new clause (vii) in the definition of EBITDA after existing clause (vi):
         "and (vii) costs and expenses related to the merger of Towne Acquisition Corporation, a wholly-owned Subsidiary of Borrower, with Towne Services, Inc. up to an amount not to exceed $5,500,000".

                  (c) Section 6.17 is amended by deleting the maximum amount of Capital Expenditures for Fiscal Year 2001 and replacing it with the amount "$3,500,000".

                  (d) Section 8.1 is amended by deleting the minimum EBITDA covenant levels for the period ending on or about June 30, 2001 and all periods thereafter and replacing them with the following:

         Four Fiscal Quarters ending on or about:      Minimum EBITDA
         ----------------------------------------      --------------
         June 30, 2001                                   $13,750,000
         September 30, 2001                              $11,500,000
         December 31, 2001                               $12,500,000

         March 31, 2002                                  $15,000,000
         June 30, 2002                                   $16,000,000
         September 30, 2002                              $16,500,000
         December 31, 2002                               $16,500,000

         March 31, 2003                                  $16,500,000
         June 30, 2003                                   $16,500,000
         September 30, 2003                              $17,000,000
         December 31, 2003                               $17,000,000

         March 31, 2004                                  $17,000,000
         June 30, 2004                                   $17,500,000
         September 30, 2004                              $17,500,000
         December 31, 2004                               $18,000,000

         March 31, 2005                                  $18,000,000
         June 30, 2005                                   $18,000,000
         September 30, 2005                              $18,500,000
         December 31, 2005                               $18,500,000

         March 31, 2006                                  $18,500,000
         June 30, 2006 and thereafter                    $20,000,000

                  (e) Section 8.2 is amended by deleting the maximum Ratio of Consolidated Debt to EBITDA covenant levels for the periods ending on or about June 30, 2001, September 30, 2001 and December 31, 2001 and replacing them with the following:

         Four Fiscal Quarters ending on or about:             Ratio
         ----------------------------------------             -----
         June 30, 2001                                        3.25:1
         September 30, 2001                                   3.00:1
         December 31, 2001                                    2.75:1

                  (f) Section 8.3 is amended by deleting the minimum Interest Coverage Ratio covenant levels for the periods ending on or about June 30, 2001 and September 30, 2001 and replacing them with the following:

         Four Fiscal Quarters ending on or about:             Ratio
         ----------------------------------------             -----
         June 30, 2001                                        3.00:1
         September 30, 2001                                   3.00:1

ARTICLE 3. Confirmations and References.

         Section 3.1. Continuing Effect. The Credit Agreement and the other Loan Documents delivered in connection therewith are, and shall continue to be, in full force and effect, and are hereby ratified and confirmed in all respects, except that, on and after the date hereof, (a) all references in the Loan Documents (i) to the "Credit Agreement," "thereto," "thereof," "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) to the "Loan Documents" shall be deemed to include this Amendment; and (b) all references in the Credit Agreement to "this Agreement," "hereto," "hereof," "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

         Section 3.2. Confirmation of Liens. The Liens granted pursuant to the Collateral Documents secure, without limitation, the Obligations of the Borrower and its Subsidiaries to the Lenders and the Administrative Agent under the Credit Agreement as amended by this Amendment. The term "Obligations" as used in the Collateral Documents (or any other term used therein to refer to the liabilities and obligations of the Borrower and its Subsidiaries to the Lenders and the Administrative Agent), include, without limitation, Obligations to the Lenders and the Administrative Agent under the Credit Agreement as amended by this Amendment.

ARTICLE 4. Representations and Warranties.

         The Borrower and each Loan Party hereby represent and warrant to the Lenders and the Administrative Agent that:

         Section 4.1. Existing Representations. Each of the representations and warranties contained in Article 4 of the Credit Agreement is true in all material respects on, and as though made as of, the date hereof, other than any such representation or warranty that, by its terms, refers to a specific date, in which case, as of such specific date.

         Section 4.2. No Default. As of the date hereof, there exists no Default or Event of Default under the Credit Agreement, as amended hereby, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

         Section 4.3. Power, Authority, Consents. The Borrower and each of its Subsidiaries has the power to execute, deliver and perform the Credit Agreement, as amended by this Amendment and to consummate each of the transactions consented to in Section 1 hereof. The Borrower and each of its Subsidiaries has taken all necessary action to authorize the execution, delivery and performance of this Amendment and the consummation of each of the transactions consented to in Section 1 hereof. No consent or approval of any Person is required in connection with the execution, delivery or performance by the Borrower or any of its Subsidiaries of this Amendment or the consummation of any of the transactions consented to in Section 1 hereof.

         Section 4.4. No Violation of Law or Agreements. The execution, delivery and performance by the Borrower and each of its Subsidiaries of this Amendment and the consummation of each of the transactions consented to in Section 1 hereof, will not violate any provision of law presently in effect and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument presently in effect of any court or governmental authority, bureau or agency, domestic or foreign, or the certificate of incorporation or by-laws of the Borrower or such Subsidiary, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture presently in effect to which the Borrower or any Subsidiary is a party, or by which any of them is bound or any of their properties or assets is affected, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower or any of its Subsidiaries, except for the Liens created and granted pursuant to the Collateral Documents as acknowledged and confirmed herein.

         Section 4.5. Binding Effect. This Amendment has been duly executed and delivered by the Borrower and each of its Subsidiaries and constitutes the valid and legally binding obligation of the Borrower and each of its Subsidiaries, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

ARTICLE 5. Conditions to Amendment.

         The effectiveness of the amendments contained in Article 1 shall be subject to the fulfillment of the following conditions precedent:

         Section 5.1. Amendment. The Borrower, the Required Lenders and Revolving Credit Lenders holding greater than 50% of the aggregate Revolving Credit Commitments shall have executed and delivered to the Administrative Agent this Amendment.

         Section 5.2. No Default. There shall exist no Event of Default or Default under the Credit Agreement.

         Section 5.3. Representations and Warranties. The representations and warranties contained in Article 4 hereof shall be true and correct in all material respects on the date hereof.

         Section 5.4. Amendment Fee. The Borrower shall have paid an amendment fee to the Administrative Agent, for the account of each Lender which has approved this Amendment, as evidenced by such Lender's timely execution and delivery of a counterpart signature page to this Amendment, in an amount equal to 0.50% (i.e. 50 basis points) of the aggregate of such approving Lenders' Commitments immediately after the effectiveness of this Amendment.

         Section 5.5. Towne Merger Conditions and Deliveries.

                  (a) Merger Sub shall have executed and delivered a Subsidiary Guaranty Supplement, a Security Agreement Supplement, an Intellectual Property Security Agreement Supplement, all such documents to be in form and substance satisfactory to the Administrative Agent.

                  (b) The Borrower shall have delivered to the Administrative Agent copies of all legal opinions delivered by counsel to the Borrower or to Towne in connection with the Towne Merger, in form and substance satisfactory to the Administrative Agent, and the Administrative Agent and the Lenders shall be permitted to rely on such opinions.

                  (c) The Borrower shall have delivered to the Administrative Agent executed copies of the Agreement and Plan of Merger among the Borrower, Merger Sub and Towne, dated April 12, 2001, along with all exhibits and disclosure schedules thereto, and all amendments thereto, all of which shall be in form and substance satisfactory to the Administrative Agent.

                  (d) The Borrower shall have delivered to the Administrative Agent a copy of the filed Designations of Preferences, Limitations and Relative Rights of the Series B Preferred Stock, certified by the Secretary of State of the State of Tennessee.

ARTICLE 6. Post-Closing Covenants.

         Section 6.1. Covenants. The Borrower hereby agrees to deliver to the Administrative Agent the following documents, in form and substance satisfactory to the Administrative Agent, and/or to take the following actions in a manner acceptable to the Administrative Agent:

                  (a) On the second Business Day after the effective date of the Towne Merger, the Borrower shall prepay the Advances in an amount of at least $6,000,000 and, notwithstanding the provisions of Section 2.6(a) of the Credit Agreement, such prepayment shall be applied solely to scheduled principal installments under the Term B Facility in inverse order of maturity.

                  (b) Immediately after the effectiveness of the Towne Merger, Towne and each of Towne's Subsidiaries shall execute and deliver to the Administrative Agent a Subsidiary Guaranty Supplement, a Security Agreement Supplement, an Intellectual Property Security Agreement Supplement and such other Collateral Documents as the Administrative Agent shall request in order to grant to the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, a perfected first priority security interest in all personal property of each such company (including, without limitation, all stock or other equity interests of each Subsidiary of each such company).

                  (c) Within 5 Business Days after the effectiveness of the Towne Merger, the Borrower shall deliver to the Administrative Agent stock certificates representing all of the issued and outstanding shares of Towne and each of Towne's Subsidiaries, along with an undated stock power duly executed in blank for each such stock certificate.

                  (d) Within 60 days after the effectiveness of the Towne Merger, the Borrower, Towne and each of their respective Subsidiaries shall execute and deliver a Mortgage with respect to each parcel of real property owned by any of them creating a valid and enforceable first priority lien on each such parcel in favor of the Administrative Agent for its benefit and the ratable benefit of the Secured Parties, together with such mortgagee title insurance policies, surveys, local counsel opinions and other documents, certificates or instruments which shall be reasonably requested by the Administrative Agent, all in form and substance satisfactory to the Administrative Agent.

         Section 6.2. Event of Default. The failure of the Borrower or any of its Subsidiaries (including, without limitation, Towne and each of its Subsidiaries) to perform or comply with any of the covenants set forth in this
Article 6 within the time periods set forth herein shall automatically be an Event of Default under the Credit Agreement.

ARTICLE 7. Miscellaneous.

         Section 7.1. Continued Effectiveness. Except as specifically amended herein, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

         Section 7.2. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York.

         Section 7.3. Severability. The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment in any jurisdiction.

         Section 7.4. Counterparts. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be as effective as delivery of an originally executed counterpart.

         Section 7.5. Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Borrower and its respective successors and to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. The rights and obligations of the Borrower under this Amendment shall not be assigned or delegated without the prior written consent of the Lenders, and any purported assignment or delegation without such consent shall be void.

         Section 7.6. Expenses. The Borrower shall pay the Administrative Agent upon demand for all reasonable expenses, including reasonable fees of counsel for the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any documents required to be furnished herewith.



                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized on the date first above written.


                                    PRIVATE BUSINESS, INC.,
                                    AS BORROWER



                                    By: /s/ Fred P. Read
                                        ----------------------------------------
                                    Title: Chief Financial Officer
                                           -------------------------------------


                                    ACKNOWLEDGED AND CONSENTED TO:

                                    PRIVATE BUSINESS INSURANCE, INC.



                                    By: /s/ Fred P. Read
                                        ----------------------------------------
                                    Title: Chief Financial Officer
                                           -------------------------------------



                                    PRIVATE BUSINESS CAPITAL, INC.



                                    By: /s/ Fred P. Read
                                        ----------------------------------------
                                    Title: Chief Financial Officer
                                           -------------------------------------



                                    PRIVATE BUSINESS PROCESSING, INC.



                                    By: /s/ Fred P. Read
                                        ----------------------------------------
                                    Title: Chief Financial Officer
                                           -------------------------------------



                                    TOWNE ACQUISITION CORPORATION



                                    By: /s/ Fred P. Read
                                        ----------------------------------------
                                    Title: Chief Financial Officer
                                           -------------------------------------

                                    FLEET NATIONAL BANK,
                                    AS INITIAL ISSUING BANK,
                                    AS SWING LINE BANK,
                                    AS ADMINISTRATIVE AGENT AND
                                    AS LENDER



                                    By: /s/ Stephen M. Curran
                                        ----------------------------------------
                                    Title: Director
                                           -------------------------------------

                                    CITIZENS BANK OF MASSACHUSETTS,
                                    AS LENDER



                                    By: /s/ Lawrence E. Jacobs
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                    PILGRIM PRIME RATE TRUST,
                                    AS LENDER

                                    By: Pilgrim Investments, Inc.,
                                    as its Investment Manager




                                    By: /s/ Michael Prince
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    AS LENDER



                                    By: /s/ Todd M. Kostelnik
                                        ----------------------------------------
                                    Title: Corporate Banking Officer
                                           -------------------------------------

                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS LENDER



                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------